                                                                 EXHIBIT 10.22.1


                             STOCK OPTION AGREEMENT
                                    UNDER THE
                            CITY NATIONAL CORPORATION
                             1985 STOCK OPTION PLAN


     This STOCK OPTION AGREEMENT is made and entered into as of OCTOBER 16, 1995, by and between CITY NATIONAL CORPORATION, a Delaware corporation (the "Company"), and RUSSELL GOLDSMITH, an employee of the Company or a subsidiary of the Company (the "Optionee"), with reference to the following:

     A. On April 16, 1986, the shareholders of the Company adopted the City National Corporation 1985 Stock Option Plan (as amended from time to time thereafter, the "Plan"), pursuant to which the Compensation Committee of the Board of Directors (the "Committee") may grant selected officers and other Company or Company subsidiary employees options to purchase shares of the Company's common stock, $1.00 par value (the "Stock").

     B. Optionee has entered into, and the Compensation Committee has approved, an Employment Agreement (the "Employment Agreement") of even date herewith, with City National Bank, a subsidiary of the Company, providing for the grant to Optionee of an option, which is not an Incentive Stock Option, as defined in
Section 422 of the Internal Revenue Code and Treasury regulations there-under, to purchase shares of Stock pursuant to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals and the performance of the mutual covenants contained herein, it is hereby agreed as follows:

     1. GRANT OF OPTION. The Company hereby grants to Optionee the right and option (the "Option") to purchase, upon the terms and conditions set forth in this Agreement, all or any part of the following number of shares of Stock at the following price per share:

                  Number of Shares                            Price Per Share
                  350,000                                     $13.375

     The number of shares subject to the Option and the Option price are subject to adjustment in certain events, as provided in the Plan.

     2. TIME OF EXERCISE. The Option will vest in Optionee and may be exercised at any time and from time to time after the dates set forth in the following schedule and before the Termination Date (as defined below) as to all or any number of full shares not exceeding in the aggregate that number of shares set forth opposite each such date:


                                    / / / / /

         Date After Which Option                 Maximum Cumulative Number
             May Be Exercised                   of Shares as to Which Option
                                                      May Be Exercised

               Date hereof                                 116,667
          1 year after date hereof                         233,334
          2 years after date hereof                        350,000
          10 years after date hereof              Any unexercised options
          (the "Termination Date")                will expire at this time

     In the event of Optionee's death while employed by the Company or termination of employment for reasons other than for good cause, as defined in Paragraph 10(a) of the Employment Agreement ("Good Cause"), all unvested options will vest on the date of death or termination of employment.

     3. METHOD OF EXERCISE. The Option or any part thereof may be exercised by giving written notice of exercise to the Secretary of the Company, which notice must state the number of full shares to be purchased, and must be accompanied by payment in full for the number of shares to be purchased; such payment may be in cash or in shares of Stock, or a combination thereof. If any part of such payment consists of Stock, such Stock must have been owned for at least one year then last past and will be valued at the last sale price of such Stock as reported by the New York Stock Exchange on the date of exercise. The date such notice is received by the office of the Secretary will be the date of exercise of the Option as to such number of shares. Not less than 100 shares may be purchased at any one time unless the shares purchased are all of the shares then purchasable under the Option.

     The Company will issue and deliver to Optionee a certificate for the number of shares purchased; provided, however, that if any federal or state law or regulation of any securities exchange listing the Company's shares requires the Company to take any action with respect to the exercised shares before issuance thereof, then the date for issuance and delivery of such shares will be extended for the period of time necessary to take such action.

     4. TERMINATION OF OPTION. The Option and all rights granted under this Agreement, to the extent such rights have not been exercised, will terminate on the earlier of the Termination Date or the earliest to occur of the following:

        4.1  Immediately upon termination of Optionee's employment for Good
             Cause.

        4.2 If the employment of the Optionee terminates for any reason other than for Good Cause, death, retirement or disability, three (3) months after the date of such termination.

        4.3 If Optionee's employment terminates by reason of retirement or disability, three (3) years after the date of such termination.

        4.4  If Optionee dies while employed by the Company or within three
             (3) months after Optionee's employment is terminated under the conditions specified in subparagraph 4.2 or 4.3 above, one (1) year after death. After the Optionee's death, the Option and all rights granted under this Agreement, to the extent such rights will not theretofore have been exercised, may be exercised by Optionee's personal representative or by the person or per-sons to whom the Option will pass by will or by the applicable laws of descent and distribution.

     Termination of Optionee's employment with the Company to accept employment with a subsidiary of the Company, or vice versa, or to go on leave of absence at the request, or with the approval, of the Company will not be deemed a termination of employment for the purpose of this paragraph. In the event of termination of employment under subparagraph 4.2 above, Optionee may exercise the Option only to the extent vested under paragraph 2 above on the date of termination.

     5. LIMITATION ON TRANSFER. Except as provided in subparagraph 4.4 above, the Option and all rights granted under this Agreement are personal to Optionee and cannot be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to execution, attachment or similar processes.

     6. RECEIPT OF PLAN. Optionee acknowledges that Optionee has received a copy of the Plan. In the event of any conflict between the Plan and this Agreement, the provisions of the Plan will prevail. Optionee's rights hereunder are subject to modification or termination in certain events, as provided in the Plan, including without limitation such rules and regulations as may from time to time be adopted or promulgated in accordance with paragraph 1.3 of the Plan.

     7. COMMITTEE DECISIONS. All decisions of the Compensation Committee (as established pursuant to the Plan) with respect to any questions concerning the application, administration or interpretation of the Plan will be conclusive and binding on the Company and Optionee.

     8. NO RIGHTS AS SHAREHOLDER. Optionee will have no rights as a shareholder with respect to shares of the Company's Stock covered by this Option until the date of the issuance of a stock certificate or stock certificates. No adjustment will be made for cash dividends for which the record date is prior to the date such stock certificate or certificates are issued.

     9. COMPLIANCE WITH SECURITIES LAWS. No shares may be purchased or issued upon the exercise of this Option unless and until any then applicable requirements of the Securities and Exchange Commission, the California Commissioner of Corporations, any national securities exchange upon which the Stock of the Company may be listed and any other regulatory agency having jurisdiction have been fully complied with.

     10. BINDING EFFECT. This Agreement will bind and inure to the benefit of the Company and its successors and assigns, and Optionee and any heir, executor or administrator of Optionee as permitted by subparagraph 4.4.

     11. ADJUSTMENTS; Acceleration. Notwithstanding any provisions of the Plan to the contrary, the following will apply to this Agreement and the Option.

     11.1 ADJUSTMENTS. If the outstanding shares of Stock are changed into or exchanged for cash, other property or a different number or kind of shares or securities of the Company, or if additional shares or new or different securities are distributed with respect to the outstanding shares of Stock, through a reorganization or merger in which the Company is the surviving entity, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, dividend or distribution of cash or property to the shareholders of the Company or if there occurs any other extraordinary corporate transaction or event in respect of the Stock or a sale of substantially all the assets of the Company as an entirety which in the judgment of the Compensation Committee materially affects the Stock, then the Compensation Committee will, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all terms of the Option (if and to the extent that a portion thereof remains unexercised) including, but not limited to (A) the number and kind of shares of Stock that are subject to or may be delivered under the outstanding Option, or (B) the consideration payable with respect to the Option; or (2) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of the outstanding Option or the cash, securities or property deliverable to Optionee based upon the distribution or consideration payable to holders of Stock upon or in respect of such event; provided, however, in each case, that if there are then outstanding options to purchase Stock granted to employees of the Company pursuant to the Company's 1995 Omnibus Plan ("1995 Omnibus Plan Options"), such adjustment or provision will be made if, and only if, the same proportionate adjustment or a similar provision is made to or with respect to the 1995 Omnibus Plan Options. In any of such events, the Compensation Committee may take such action sufficiently prior to such event if necessary to permit Optionee to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to shareholders generally.

     11.2 ACCELERATION OF OPTION UPON CHANGE IN CONTROL. Upon the occurrence of a Change in Control Event, as defined below, the Option will become immediately exercisable, provided, however, that in no event will the Option be accelerated to a date less than six months after the date of this Agreement. Notwithstanding the foregoing, prior to a Change in Control Event, the Compensation Committee may determine that, upon its occurrence, there will be no acceleration of benefits under the Option pursuant to this subparagraph 11.2 or determine that only certain or limited benefits under the Option will be accelerated pursuant to this subparagraph 11.2 and the extent to which they are to be accelerated, and/or establish a different time in respect of such event for such acceleration; provided, however, in each case, that if 1995 Omnibus Plan Options are then outstanding, such determination will be made if, and only if, the same determination is made with respect to the 1995 Omnibus Plan Options. In that event, the Compensation Committee will make provision in connection with such transaction for continuance of the Option and the assumption thereof, or the substitution for such with one or more new Options covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices. In addition, the Compensation Committee may accord Optionee a right to refuse any acceleration in such circumstances as the Compensation Committee may approve. Any acceleration of the Option will comply with applicable regulatory requirements.

     11.3 DEFINITION OF CHANGE IN CONTROL EVENT. For purposes of subparagraph 11.2, above, "Change in Control Event" means:

     11.3.1 The acquisition by any individual (other than Bram Goldsmith), entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of Stock (the "Outstanding Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that the following acquisitions do not constitute a Change in Control Event: (i) any acquisition directly from the Company (except that an acquisition by virtue of the exercise of a conversion privilege is not considered within this clause (i) unless the converted security was itself acquired directly from the Company),
(ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A) and (B) of paragraph (3) below are satisfied;

     11.3.2 Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board; but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; provided, however, that any transaction which does not constitute a Change in Control Event by reason of an exception contained in subparagraphs 11.3.1, 11.3.3 or 11.3.4, will not constitute a Change in Control Event by reason of this subparagraph 11.3.2; or

     11.3.3 Approval by the shareholders of the Company of a reorganization, merger or consolidation (a "Transaction"), unless, following such Transaction in each case, (A) more than 80% of, respectively, the then outstanding shares of common stock of the corporation resulting from such Transaction and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Stock and Outstanding Voting Securities immediately prior to such Transaction and (B) no person (excluding the Company, Bram Goldsmith, any employee benefit plan (or related trust) of the Company or such corporation resulting from such transaction and any person beneficially owning, immediately prior to such Transaction, directly or indirectly, 20% or more of the Outstanding Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Transaction or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors; or

     11.3.4 Approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, unless such assets are sold to a corporation and following such sale or other disposition, the conditions described in clauses (A) and (B) of subparagraph 11.3.3, above, are satisfied with respect to the acquiring corporation.

           11.4 Possible Early Termination of Accelerated Awards. If the Option has not been exercised prior to (i) a dissolution of the Company, (ii) a reorganization event described in subparagraph 11.1 that the Company does not survive, or (iii) the consummation of a reorganization event described in subparagraph 11.1 that results in a Change in Control Event approved by the Board and no provision has been made for the survival, substitution, exchange or other settlement of the Option, the Option will thereupon terminate.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year written above.

                                      CITY NATIONAL CORPORATION,
                                      a Delaware corporation


                                      By: /s/ Richard H. S#, Jr.
                                          --------------------------------------
                                          RICHARD H. SHEEHAN, JR., Senior Vice
                                          President, Secretary & General Counsel


                                          /s/ Russell Goldsmith
                                          --------------------------------------
                                          RUSSELL GOLDSMITH
                                          Optionee